                        SCHEDULE 14A

                       (Rule 14a-101)
           INFORMATION REQUIRED IN PROXY STATEMENT
                  SCHEDULE 14A INFORMATION
      Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934


Filed by the registrant
Filed by a party other than the registrant
Check the appropriate box:
 Preliminary proxy statement
 Definitive proxy statement
  Definitive additional materials
  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-
12

                                               MONARCH
AVALON, INC.
      (Name of Registrant as Specified in its Charter)



         (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
  $125 per Exchange Act Rule 0-11(c) (1) (ii), 14a-6(i) (1),
  or 14a-6(j) (2),
  $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i) (3).
  Fee computed on table below per Exchange Act Rules 14a-
  6(i) (4) and 0-11.
(1) Title of each class of securities to which transaction
  applies:
(2) Aggregate number of securities to which transaction
  applies:
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:1
(4) Proposed maximum aggregate value of transaction:
  Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
(1) Amount previously paid:
(2) Form, schedule or registration statement no.:
(3) Filing party:
(4) Date Filed:
__________
BAODOCS1\0022411.01

                                        PRELIMINARY COPY


MONARCH AVALON, INC.
4517 Harford Road
Baltimore, Maryland 21214

                                   September 1, 1995

Dear Stockholder:

     Your Company cordially invites you to attend the 1995
Annual Meeting of Stockholders which will be held at 3:00
P.M. on Friday, October 6, 1995, at the Center Club,
U.S.F.&G. Building, 100 Light Street, Baltimore, Maryland.

     The Notice of Annual Meeting and Proxy Statement accompanying this letter describes the business to be transacted at the Annual Meeting. A copy of the Annual
Report to Stockholders is also enclosed herewith.

     Whether you plan to attend or not, we urge you to sign, date and return the enclosed proxy card in the postage-paid envelope provided, in order that as many shares as possible may be represented at the Annual Meeting. Returning your proxy does not deprive you of your right to attend the Annual Meeting and vote your shares in person.

     A majority of the outstanding shares of Common Stock must be represented at the Annual Meeting in order to transact business, and accordingly, the vote of every stockholder is important. Your cooperation in returning your executed proxy promptly will be appreciated.

                                   Sincerely,




                                   Jackson Y. Dott,
                                   President
BAODOCS1\00224111.02

MONARCH AVALON, INC.


Notice of Annual Meeting of Stockholders to be held October 6, 1995

To the Stockholders of
Monarch Avalon, Inc.

     Notice is hereby given that the Annual Meeting of the Stockholders of Monarch Avalon, Inc. (the OCompanyO) will be held on Friday, October 6, 1995 at 3:00 P.M., prevailing local time, at the Center Club, U.S.F.&G. Building, 100 Light Street, Baltimore, Maryland for the following purposes:

(1) To elect a Board of Directors to hold office for the ensuing year and until their successors are elected and qualified.

(2) To ratify the appointment of Deloitte & Touche L.L.P. as the CompanyOs independent accountants for the fiscal year ending April 30, 1996.

(3) To consider and act upon a proposal to grant to a director options to purchase the Common Stock of the Company.

(4) To consider and act upon a proposal to extend the term of options previously granted to two directors.

(5) To transact such other business as may properly be brought before the Annual Meeting.

     Stockholders of record at the close of business on August 28, 1995 are the only stockholders entitled to notice of and to vote at the Annual Meeting of Stockholders.

                                   By Order of the Board of
                                   Directors

                                   STEVEN M. SZEKELY
                                   Secretary

September 1, 1995

STOCKHOLDERS ARE URGED TO COMPLETE, DATE AND EXECUTE THE
ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED
ENVELOPE. SHOULD YOU DESIRE TO VOTE YOUR SHARES IN PERSON AT
THE ANNUAL

MEETING, YOU MAY DO SO EVEN THOUGH YOU HAVE PREVIOUSLY
RETURNED THE ENCLOSED PROXY.

MONARCH AVALON, INC.
4517 Harford Road
Baltimore, Maryland 21214

PROXY STATEMENT
for the Annual Meeting of Stockholders
to be held October 6, 1995 at 3:00 p.m.
at the Center Club, U.S.F.&G. Building,
100 Light Street, Baltimore, Maryland


INFORMATION CONCERNING THE SOLICITATION

     This proxy statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Monarch Avalon, Inc. (the "Company") to be voted at the CompanyOs Annual Meeting of Stockholders to be held on October 6, 1995 at 3:00 p.m., prevailing local time, and any adjournments and postponements thereof (the "Annual Meeting"). A stockholder may revoke his proxy at any time prior to its use by execution of another proxy bearing a later date or by notifying the Secretary of the Company in writing. The proxy materials are being mailed to stockholders on or about September 1, 1995.

     The cost of preparing, assembling and mailing the proxy materials and of reimbursing brokers, nominees and fiduciaries for the out-of-pocket and clerical expense of transmitting copies of the proxy materials to the beneficial owners of shares held of record by such persons will be borne by the Company. The Company does not intend to solicit proxies otherwise than by use of the mails, but certain officers and regular employees of the Company may, without additional compensation, use their personal efforts, by telephone or otherwise, to obtain proxies.

     The principal executive offices of the Company are located at 4517 Harford Road, Baltimore, Maryland 21214.

OWNERSHIP OF VOTING SECURITIES

     Only stockholders of outstanding Common Stock of the Company of record at the close of business on August 28, 1995 are entitled to notice of and to vote at the Annual
Meeting.  On August 15, 1995, 1,620,170 shares of Common
Stock were outstanding, each of which is entitled to one vote. There is no provision for cumulative voting.

     Listed in the following table are the only beneficial owners as of August 15, 1995 of more than 5% of the CompanyOs outstanding Common Stock who are known to the Company and the number of shares owned by directors and officers as a group:

                                     Amount and
                                     Nature of
Percent
     Title of       Name and Address of      Beneficial
of
     Class          Beneficial Owner         Ownership(1)
Class(2)
     Common    A. Eric Dott             457,190        23.8%
               4517 Harford Road        Shares(3)
               Baltimore, Maryland 21214
     Common    Jackson Y. Dott               467,529
28.2%
               4517 Harford Road        Shares (4)
               Baltimore, Maryland 21214
     Common    All Directors and Executive Officers
994,852        50.8%
               as a Group (6 persons)        Shares(5)

(1) In each case the beneficial owner has sole voting and investment power.
(2) The calculation of percent of class is based on the number of shares of Common Stock outstanding as of August 15, 1995, plus shares purchasable upon exercise of options by such person or persons.
(3) Included in shares beneficially owned are 300,000 shares purchasable by Mr. Eric Dott upon exercise of options held by him.
(4) Included in shares beneficially owned are 40,000 shares purchasable by Mr. Jackson Dott upon exercise of options held by him.
(5) Included in shares beneficially owned are 380,000 shares purchasable by the directors and executive officers as a group upon exercise of options held by them. The grant of options for an additional 40,000 shares for one director is subject to approval of the stockholders at the Annual Meeting.


PROPOSAL ONE: ELECTION OF DIRECTORS

     The Board of Directors of the Company has fixed the number of directors at four. Mr. A. Eric Dott, Mr. Jackson
Y. Dott, Mr. Charles C. Baum and Mrs. Helen Delich Bentley have been nominated for a term of one year and until their successors are elected and qualified. Each of the nominees is a member of the present Board of Directors. Proxies solicited hereby cannot be voted for a greater number of persons than the number of nominees named. If at the time of the Annual Meeting any of the nominees should be unable or decline to serve, the discretionary authority provided in the proxy may be exercised to vote for a substitute or substitutes. The Board of Directors has no reason to believe that any substitute nominee or nominees will be required.

  Name, Age, Principal
  Occupation(s)                       Common Stock
  and Business Experience     DirectorBeneficially
  Owned                        Percent
  During Past 5 Years          Since   on June 30, 1994(1)
of Class(2)
  A. Eric Dott, Age 68          1970457,190(3)      23.8%
  Chairman of the Board at
  the Company since 1990;
  President and Chief
  Executive Officer at the
  Company from 1949 to 1990.
  Mr. Dott is the father of
  Jackson Y. Dott, President
  of the Company

  Jackson Y. Dott, Age 37       1987467,529(4)      28.2%
  President, Treasurer and
  Chief Executive Officer at
  the Company since 1990;
  Secretary of the Company
  from 1984 to 1990;
  Operations Manager of
  Microcomputer Games, Inc.
  from 1981 to 1991.  Mr.
  Dott is the son of A. Eric
  Dott, Chairman of the
  Company.

  Charles C. Baum, Age 53       1993 55,000(4)       3.3%
  Secretary/Treasurer of
  United Holdings Co., Inc.
  since 1973 and a director
  since 1986; Chairman and
  CEO of The Morgan Group,
  Inc. since 1992; Director
  of Gabelli Securities,
  Inc., Gabelli & Co., and
  Gabelli Funds, Inc.

  Helen Delich Bentley, Age
  71                            1995  3,080(4)     (5)
  President of Helen Bentley
  and Associates, Inc. since
  1995; Consultant for The
  Port of Baltimore since
  1995; Member of the U.S.
  House of Representatives
  from 1985-1995.

(1) Unless otherwise indicated, all shares are held with sole voting and investment power.
(2) Percent of class assuming exercise of the options held by such nominee.
(3) Includes 300,000 shares purchasable upon the exercise of an option
(4) The grant of options for an additional 40,000 shares for Mrs. Bentley is subject to approval of the stockholders at the Annual Meeting
(5) Less than 1%.

     The Board of Directors recommends that stockholders vote FOR the election of each of the nominees.

     It is intended that unless contrary instructions are given, the persons named in the accompanying proxy will vote all proxies in favor of the nominees listed above to serve for the coming year and until their successors are elected and qualified.

Committees of the Board of Directors and Meeting Attendance

     The Board of Directors met four times during the last fiscal year. The Board has a standing Audit Committee, but does not have nominating or compensation committees.

     The Audit Committee consists of Charles C. Baum and
Helen Delich Bentley.
The Committee met with the CompanyOs independent accountants once during the last fiscal year. The Audit Committee recommends engagement of the CompanyOs independent accountants, reviews the arrangements and scope of the audit and the performance of the independent accountants, reviews the financial statements, considers comments made by the independent accountants with respect to the CompanyOs system of internal accounting control and reviews non-audit services provided by the CompanyOs independent accountants.

     No Director attended less than 75% of the aggregate number of meetings of the Board of Directors and any Board committee on which such director served.

     The CompanyOs Directors receive no cash compensation for their services as Directors. As compensation for their services as directors of the Company, on July 19, 1994 Charles C. Baum and Jackson Y. Dott were each granted an option to purchase 40,000 shares of Common Stock for $2.00 per share (the "1994 Options"). As compensation for her services as a director of the Company, on April 5, 1995 Helen Delich Bentley was granted, subject to approval of the stockholders at the Annual Meeting, an option to purchase 40,000 shares of the Company's Common Stock for $2.00 per share. The 1994 Options will expire on September 30, 1995, and if the stockholders approve the proposal to extend the term of such options at the Annual Meeting, the 1994 Options will expire on September 30, 1996. Subject to stockholder approval at the Annual Meeting, the options granted to Mrs. Bentley will expire on September 30, 1996.


Certain Executive Officers of the Company

     Steven M. Szekely, age 71, has served as Executive Vice
President of the Company since April, 1979 and as Secretary since January, 1990. He also served as Treasurer from September, 1984 to January 1990.

     Frank E. Fontanazza, age 42, has served as Chief
Financial Officer of the Company since May, 1990.  In August
1995 Mr. Fontanazza resigned effective September 1, 1995.
As of the date of the proxy statement the Company has not selected a successor to Mr. Fontanazza.

Certain Transactions

     Mr. A. Eric Dott is the joint owner with his wife of certain real property located in Baltimore, Maryland comprising approximately 32,000 square feet and utilized as offices and plant by the Company under a lease expiring in 1999. The lease calls for an annual net rental of $107,131.20 through June, 1996. The management of the Company believes that the terms of its lease with the Dotts are comparable to those which would be obtainable in leases with non-affiliated parties.


Executive Compensation

     The following table sets forth the compensation paid or allocated to the chief executive officer for services rendered to the Company in all capacities during the years ended April 30, 1993, 1994 and 1995. Compensation paid to each other executive officer of the Company did not exceed $100,000 in any such year.

                 SUMMARY COMPENSATION TABLE

                                      Long-Term
                         Annual CompensationCompensation
                                      Securities
                                     Underlying  All Other
                          SalaryBonus  Options/ Compensation
Name and Principal PositionYear  ($)      ($)       SARs($)
Jackson Y. Dott        199541,600 -     40,000(1)    -
Chief Executive Officer199441,600 -       -          -
                       199341,600 -       -         284*

*profit sharing contribution

(1) These options will expire on September 30, 1995, and if stockholder approval is obtained at the Annual Meeting with respect to the extension of the term of such option, such option will expire on September 30, 1996.


Option Grants

     The following table shows, as to the person named, the options to purchase Common Stock granted by the Company in the fiscal year ended April 30, 1995.

    OPTION GRANTS IN THE FISCAL YEAR ENDED APRIL 30, 1995


                              Individual Grants

                              % of
                              Total
                              Options
                              Granted
                    Options        to All         Exercise
                    Granted        Employees Price
          Expiration
               Name (Shares)(1)    in 1995        Per Share
          Date
          Jackson Y. Dott     40,000         100       $2.00
          1995(2)

(1) The options are non-qualified and became exercisable upon the date of grant.
(2) These options will expire on September 30, 1995, and if stockholder approval is obtained at the Annual Meeting with respect to the extension of the term of such option, such option will expire on September 30, 1996.


Stock Option Exercises and Holdings

     The following table includes the number of shares covered by all remaining unexercised stock options as of April 30, 1995, segregated on both an exercisable and unexercisable basis. Finally, also reported is the value for Oin-the-moneyO options which represents the difference between the exercise price of any such remaining unexercised options and the year-end market price of the Common Stock.

        EXERCISES IN FISCAL YEAR ENDED APRIL 30, 1995
                 AND FISCAL YEAR-END VALUES

                                                 Value of
                      Number of UnexercisedUnexercised In-the-Money
                        Options at FY-End   Options at FY-End
         Shares
      Acquired onValue
Name  Exercise (#)  Realized ($)ExercisableUnexercisableExercisable
Unexercisable
Jackson Y. Dott    0       0    40,000(1)      0     $35,000     $0

(1)EThis option will expire on September 30, 1995, and if stockholder approval is obtained at the Annual Meeting with respect to the extension of the term of such option, such option will expire on September 30, 1996.

                      NEW PLAN BENEFITS
                                            Dollar
Number of
Name and Position                            Value ($)(1)
Shares
Jackson Y. Dott
 ............................................................
 ...........................         $35,000  40,000
    President

Charles C. Baum
 ............................................................
 .........................         35,000     40,000
    Director

Helen Delich Bentley
 ............................................................
 .................         50,000(2)     40,000
    Director

All current executive officers as a group
 ................................................         0
40,000
All current directors who are not executive officers as a
group .............         0      80,000
All employees, excluding executive officers, as a group
 .......................         0                0

(1)EDollar value determined based on the difference between the closing price on the Nasdaq National Market of the Common Stock underlying the options on the date of grant of the options, and the exercise price of the options.
(2) Mrs. Bentley's options have been granted subject to the approval of stockholders at the Annual Meeting.

PROPOSAL TWO: GRANT OF STOCK OPTIONS

     The options proposed to be approved for Helen Delich Bentley, a Director of the Company, are in respect of 40,000 shares, and are exercisable, subject to stockholder approval, at an exercise price of $2.00 per share. The options terminate on September 30, 1996. The resolution of the Board of Directors setting forth the terms of such options is attached hereto as Annex A.

     The Board of Directors concluded that the grant of these options was desirable as part of its efforts to promote the long-term growth and profitability of the Company by providing directors and certain officers of the Company with incentives to improve stockholder value and contribute to the success of the Company and to enable the Company to attract, retain and reward the best available persons for positions of substantial responsibility.

     The Board of Directors recommends a vote FOR the approval of the grant of these options.


PROPOSAL THREE: EXTENSION OF OPTIONS

     The Company is proposing to extend the term of the 1994 Options previously granted to each of Jackson Y. Dott and Charles C. Baum. The Company is proposing to extend the termination of the 1994 Options from September 30, 1995 to September 30, 1996. The 1994 Options are exercisable at an exercise price of $2.00 per share. The Board's reasons for extending the termination of the 1994 Options are the same as those set forth above under the discussion of Proposal Two. The resolution of the Board of Directors setting forth the terms of such options as proposed to be extended are attached hereto as Annex B.

     The Board of Directors recommends a vote FOR the approval of the extension of the term of the 1994 Options.


PROPOSAL FOUR: RATIFICATION OF APPOINTMENT OF INDEPENDENT
ACCOUNTANTS

     Subject to ratification by the stockholders, the Board of Directors has appointed Deloitte & Touche L.L.P. as independent accountants to audit the financial statements for the year ending April 30, 1996. Representatives of Deloitte & Touche L.L.P. are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

     The Board of Directors recommends that stockholders vote FOR ratification Deloitte & Touche L.L.P. as independent accountants.


VOTE REQUIRED TO APPROVE MATTERS

     A quorum for the meeting requires the presence in person or by proxy of holders of a majority of the outstanding shares of Common Stock. The election of each director requires a plurality of the votes present and entitled to vote. The approval of each other proposal requires the affirmative vote of the holders of a majority of the shares represented at the meeting and entitled to vote.

     Votes cast by proxy or in person at the Annual Meeting will be tabulated by the Teller of Elections appointed for the Annual Meeting and will determine whether or not a quorum is present. Where, as to any matter submitted to the stockholders for a vote, proxies are marked as abstentions (or stockholders appear in person but abstain from voting), such abstentions will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum but as unvoted for purposes of determining the approval of any matter submitted to the stockholders for a vote. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter.

     Section 2.10 of Article II of the CompanyOs Bylaws requires compliance with a procedure under which a stockholder may nominate a candidate for election as director at an annual meeting. The nomination is required to be (i) written (ii) delivered to, or mailed and received at, the executive offices of the Company not less than 60 days nor more than 90 days prior to the date of the scheduled annual meeting and (iii) accompanied by (A) the name, age, business address and residence of the stockholder and each person whom the stockholder proposes to nominate for election or re-election as a director, (B) the principal occupation or employment of such persons, (C) the number of shares of Company stock which are beneficially owned by such persons that is required to be disclosed in solicitations of proxies with respect to nominees for election as directors, pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, and (E) the name and address, as they appear on the CompanyOs books, of the stockholder making the nomination and any other stockholder known by such stockholder to support such nomination, and the number of shares of Company stock beneficially owned by all such stockholders. If notice or public disclosure of the date of the annual meeting occurs less than 70 days prior to the date of the annual meeting, stockholders must deliver to the Company, or mail and have received at the Company, the nomination and the required attendant information not later than the close of business on the tenth day following the earlier of (i) the day on which such notice of the date of the annual meeting was mailed or (ii), the day on which such public disclosure was made. This discussion is intended to summarize Section 2.10 of Article II of the CompanyOs Bylaws, and is qualified in its entirety by reference to the CompanyOs Bylaws.

     As the notice of the 1995 Annual Meeting of Stockholders is being mailed on or about September 1, 1995, the nomination and the required attendant information must be received at the Company by the close of business on September 11, 1995.

DATE FOR SUBMISSION OF STOCKHOLDER PROPOSALS

     StockholdersO proposals intended to be presented at the 1996 Annual Meeting of Stockholders must be received by the Company no later than May 6, 1996 to be considered for inclusion in the CompanyOs proxy statement and form of proxy for that meeting. Proposals should be sent to the Secretary of the Company at the executive offices of the Company. For details concerning eligibility, extent and limitations respecting the right to include proposals, stockholders should consult the proxy regulations of the Securities and Exchange Commission.


OTHER MATTERS

     As of the date of this proxy statement, the Board of Directors is not aware of any matters, other than those stated above, that may be brought before the Annual Meeting. The persons named in the enclosed form of proxy or their substitutes will vote said proxy in respect of any such business in accordance with their best judgment.






                              STEVEN M. SZEKELY
                              Secretary


September 1, 1995

                                                     ANNEX A


RESOLVED: That Helen D. Bentley hereby is granted, subject to approval by the stockholders, an option to purchase 40,000 shares of the Company's Common Stock, $.25 par value, for $2.00 a share. Such option shall be exercisable in whole or in part by written notice to the Company, and shall expire, to the extent unexercised, on September 30, 1996.

                                                     ANNEX B


RESOLVED: That the options previously granted to Messrs. Jackson Y. Dott and Charles C. Baum be and each of them hereby is extended, subject to approval by the stockholders, and that as extended each of such options shall entitle Messrs. Dott and Baum, as the case may be, to purchase 40,000 shares of the Company's Common Stock, $.25 par value for $2.00 a share. Each such option shall be exercisable in whole or in part by written notice to the Company, and each such option shall expire, to the extent unexercised, on September 30, 1996.

                                                  APPENDIX I


MONARCH AVALON, INC.
Proxy for Annual Meeting of Stockholders
October 6, 1995

     The undersigned hereby appoints A. Eric Dott and Charles C. Baum, and each of them, with full power of substitution, as proxy, to vote all shares of the Common Stock of Monarch Avalon, Inc. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of stockholders of the Company on October 6, 1995 at 3:00 p.m., and at any adjournments or postponements thereof (the "Annual Meeting"), on the following matters, each of which is fully described in the proxy statement.

     The Board of Directors recommends a vote FOR each of the items listed below.
1. FOR WITHHOLD The election of four persons to the Board of Directors of the Company to serve until the next annual meeting of stockholders and until their successors are elected and qualified. (except as marked to the contrary):
A. Eric Dott, Charles C. Baum, Jackson Y. Dott and Helen Delich Bently (to withhold authority to vote for any individual nominee strike a line through the nominee's name)
2. FOR AGAINST ABSTAIN Proposal to ratify Deloitte & Touche, L.L.P. as independent auditors of the Company for the fiscal year ending April 30, 1996.
3. FOR AGAINST ABSTAIN Proposal to grant to Helen Delich Bentley options to purchase 40,000 shares of the Common Stock of the Company.
4. FOR AGAINST ABSTAIN Proposal to extend term of options to purchase 40,000 shares of the Common Stock of the Company previously granted to Jackson Y. Dott and Charles C. Baum.
5. To act upon any other matter as may properly be brought before the Annual Meeting.

  This proxy will be voted on each of the foregoing items as specified by the person signing it, but if no specification is made, the proxy will be voted FOR the election of Directors and FOR the other proposals.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.
          IT MAY BE REVOKED PRIOR TO ITS EXERCISE.

Receipt of notice of the Annual Meeting and proxy statement is hereby acknowledged, and the terms of the notice and statement are hereby incorporated by reference into this proxy. The undersigned hereby revokes all proxies heretofore given for the Annual Meeting.

WITNESS the hand and seal of the undersigned, this     day
of                      , 1995.




          (SEAL)



          (SEAL)


Please date and then sign exactly as name appears to the right.
If signing for trusts, estates or corporations, capacity or title should be stated. If shares are jointly owned, both owners should sign.

PLEASE DATE AND SIGN THIS PROXY AND RETURN PROMPTLY IN THE
ENCLOSED ENVELOPE.



BAODOCS1\0022411.01